SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                September 30, 2005
Date of Report................................................................
                       (Date of earliest event reported)

                             USAA Acceptance, LLC
    ..........................................................................
            (Exact name of registrant as specified in its charter)


      State of Delaware                  333-122759             71-0898378
..............................         ................     ...................
(State or other jurisdiction            (Commission           (IRS Employer
     of incorporation)                    File No.)        Identification No.)


           9830 Colonnade Blvd., Suite 600, San Antonio, Texas 78230

...............................................................................
                   (Address of principal executive offices)


                                                         (210) 498-0299
Registrant's telephone number, including area code............................

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.01 Other Events.

     Effective September 30, 2005, the limited liability company agreement of USAA Acceptance, LLC (the "Registrant") was amended to reflect the succession of each individual set forth in the amendment as power-of-attorney with respect to certain actions, for previous officers that have resigned from the Registrant.


Section 9 Financial Statements and Exhibits
          ---------------------------------
Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

     (a)  Financial statements of businesses acquired;

          None

     (b)  Pro forma financial information:

          None

     (c)  Exhibits:

          Exhibit 3.1

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        USAA Acceptance, LLC



                                        By:  /s/ Michael Broker
                                             ---------------------------------
                                             Michael Broker
                                             Vice President



Date:  October 4, 2005

                                 EXHIBIT INDEX


Exhibit
  No.          Description of Exhibit
-------        ----------------------

3.1 Amended and Restated Limited Liability Company Agreement dated July 8, 2004, as amended as of November 12, 2004 and September 30, 2005.